MANAGED HIGH INCOME PORTFOLIO

                              INC. 388 Greenwich Street

                            New York, New York 10013 -----

                                    ---





                    NOTICE OF ANNUAL MEETING OF

                           SHAREHOLDERS To Be Held on June

                           2, 1995

                                    --------








To the Shareholders of Managed High Income Portfolio Inc.:






     Notice is hereby given that the Annual Meeting of Shareholders of Managed
High Income Portfolio Inc. (the "Fund") will be held at the offices of the Fund,
388 Greenwich  Street,  26th Floor,  New York, New York at
10:00 a.m. on June 2,
1995 for the following
purposes:


 1.      To elect two (2) Directors of the Fund (Proposal
1).

  2.      To ratify the  selection  of KPMG Peat  Marwick
                            LLP
as the  independent
         accountants of the Fund for the fiscal year ending February 28, 1996
         (Proposal 2).

3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.


    The close of business on April 20, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.



                                          By order of the
Board of Directors,
                                          Christina T.
Sydor
                                          Secretary



 May 2, 1995



          YOUR  VOTE  IS  IMPORTANT  REGARDLESS  OF THE
SIZE  OF YOUR
          HOLDINGS IN THE FUND.  WHETHER OR NOT YOU PLAN
TO ATTEND THE
          MEETING,  WE ASK  THAT  YOU  PLEASE  COMPLETE
AND SIGN THE
          ENCLOSED  PROXY CARD AND RETURN IT PROMPTLY IN
THE ENCLOSED
          ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE
CONTINENTAL
          UNITED  STATES.  INSTRUCTIONS  FOR THE PROPER
EXECUTION  OF
        PROXIES ARE SET FORTH ON THE INSIDE COVER.

 INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.



1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.



2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.



3.        All Other Accounts:  The capacity of the
individual  signing the proxy
          should  be   indicated   unless  it  is
reflected  in  the  form  of
          registration. For example:





      Registration
Valid Signature


Corporate Accounts

  (1)  ABC Corp.                                      ABC
Corp.
   (2)  ABC Corp.
John
Doe, Treasurer

   (3)  ABC Corp.
John
Doe

            c/o John Doe, Treasurer
   (4)  ABC Corp. Profit Sharing Plan
John
Doe, Trustee


Trust Accounts

   (1)  ABC Trust
Jane
B. Doe, Trustee

   (2)  Jane B. Doe, Trustee
Jane
B. Doe

            u/t/d/ 12/28/78


Custodian or Estate Accounts

   (1)  John B. Smith, Cust.
John
B. Smith

            f/b/o John B. Smith, Jr. UGMA


   (2)  Estate of John B. Smith
John
B. Smith, Jr.,

Executor

                       MANAGED HIGH INCOME PORTFOLIO INC.

                              388 Greenwich Street

                            New York, New York 10013
                                    --------




                         ANNUAL MEETING OF
                                  SHAREHOLDERS June
                                  2, 1995
                                    --------

                                PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Managed High Income
Portfolio  Inc.  (the
"Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on June 2, 1995, at the offices of the Fund, 388 Greenwich
Street,  26th Floor, New
York,  New York and at any  adjournments  thereof (the
"Meeting").  A Notice of
Meeting of Shareholders and a proxy card accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers of the Fund and officers and regular employees of: Smith
Barney  Mutual Funds
Management Inc. ("SBMFM"), the Fund's investment adviser and administrator; and
The  Shareholder  Services Group,  Inc., a subsidiary of
First Data  Corporation
("TSSG"), the Fund's transfer agent. The costs of solicitation and the expenses incurred in connection with preparing the Proxy
Statement and its  enclosures
will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. Accompanying this Proxy Statement is the Annual Report of the
Fund, which includes audited financial statements for the fiscal year ended
February 28, 1995. This Proxy Statement is first being mailed to shareholders on or about May 2, 1995.

 If the enclosed Proxy is properly  executed and returned
                            in
time to be voted at
the  Meeting,  the  shares of common  stock of the Fund
("Shares")  represented
thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual
Meeting of Shareholders. For
purposes of determining the presence of a quorum for transacting business at the
     Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy
Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Under the Fund's
By-laws,  a quorum is
constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

    The close of business on April 20, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Fund has one class of common stock, which has a
par value of $0.001 per
share. On April 20, 1995, there were  41,981,589.040
Shares outstanding.  Each
shareholder  is  entitled  to one vote for each full
Share and a  proportionate
fraction of a vote for each fractional Share held.

     As of April 20, 1995, Cede & Co., a nominee
partnership of Depository Trust
Company, held 40,993,261.000 or 97.64% of the Shares
outstanding.  Of the shares
held by Cede & Co.,  Smith  Barney  Inc.,  located  c/o
ADP Proxy  Services,  51
Mercedes Way, Edgewood, New York 11717, held 33,674,184 or
80.21% of the Shares.

     As of April 20, 1995, the Fund's officers and
Directors beneficially owned
less than 1% of the outstanding Shares.

 Proposal  1  requires  for  approval  the
   affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the meeting in person or by proxy by the shareholders of the Fund voting on the matter.

 PROPOSAL 1: ELECTION OF DIRECTORS

     The first proposal to be considered at the Meeting is the election of two
(2) of the six (6)  Directors  (the  "Class  III
Directors")  of the Fund for a
period of three years or until their successors shall have been elected and qualified. The Class III

Directors' terms shall expire in 1998. Each year the term of office of one class of Directors expires.

         Both of the nominees currently serves as a Director of the Fund and has indicated that he will continue to serve if elected, but if either nominee should be unable to serve, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.


         Set forth below are the names of the two nominees for re-election to the Fund's Board of Directors, together with certain other information:



Number (and Per-
                                             Served as a
centage of Fund Shares
Name, Age, Principal Occupation and Other      Director
Beneficially Owned**
Business Experience During the Past Five Years   Since
Class   as of April 20, 1995 -----------------------------
- -------------------------------------------------------

Alessandro C. di Montezemolo, age 76             1993
III         None

   Retired; former Chairman of the Board of Marsh & McLennan, Inc.; a Director of
   OffitBank.



Heath B. McLendon,* age 61
1993
III        613.3313
   Managing  Director of Smith  Barney  Inc.,
(less than 1%)
   Chairman of Smith Barney Strategy Advisers
   Inc. and President of SBMFM; prior to July 1993,
   Senior  Executive Vice President of Shearson   Lehman
   Brothers  Inc.,   Vice Chairman of Asset  Management
   Division of Shearson Lehman Brothers Inc., Director of
   PanAgora   Asset   Management,   Inc.  and PanAgora
   Asset Management Limited.





   The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:





Number (and Per-
                                             Served as a
centage of Fund Shares
Name, Age, Principal Occupation and Other      Director
Beneficially Owned**
Business Experience During the Past Five Years   Since
Class   as of April 20, 1995 -----------------------------
- -------------------------------------------------------

Paolo  M.  Cucchi,  age 54                        1
I             200
   Dean of College  of  Liberal  Arts at Drew
   University.

- ----------
**    Interested person of the Fund as defined in the
Investment  Company Act of
      1940, as amended (the "1940 Act").
**    For this purpose, "beneficial ownership" is defined
under Section 13(d) of
    the Securities  Exchange Act of 1934 (the "Exchange
Act"). The information
      as to beneficial ownership is based upon information furnished to the Fund by the Directors.

Number (and Per-
                                             Served as a
centage of Fund Shares
Name, Age, Principal Occupation and Other      Director
Beneficially Owned**
Business Experience During the Past Five Years   Since
Class   as of April 20, 1995 -----------------------------
- -------------------------------------------------------

Andrea Farace, age 39                             1993
II        528.7851
   President,  `21'  International  Holdings,
(less than 1%)
   Inc.; from International  Holdings,  Inc.;
   from May 1990 to  April  1991,  Executive, C.I.R.
   S.p.A.;  from  October 1989 to May 1990,  Managing
   Director,  Shearson Lehman Hutton  Holdings,
   Inc.;  prior to October 1989,  Senior  Vice
   President,   Shearson Lehman Hutton Holdings, Inc.

Dr. Paul Hardin, age 63
1993
I           None
   Chancellor  of  the  University  of  North
   Carolina at Chapel Hill; a Director of The
   Summit Bancorporation.

George M. Pavia, age 67                            1993
I           None
   Senior   Partner,    Pavia   &   Harcourt,
   Attorneys.





     Section  16(a)  of the  Exchange  Act  requires
the Fund's  officers  and
directors,  and persons who beneficially own more than
ten percent of the Fund's
Common  Stock,  to file reports of ownership  with the
Securities  and Exchange
Commission,  the New York Stock Exchange,  Inc., and the
Fund. Based solely upon
its  review  of  the  copies  of  such  forms   received
by  it  and   written
representations from certain of such persons, the Fund believes that during its fiscal year ended February 28, 1995, all filing requirements applicable to such persons were complied with except for a tardy annual statement of changes in beneficial ownership for each of Mr. McLendon, Mr. Farace and Mr. Locchi.

     The names of the principal officers of the Fund, with the exception of Mr.
McLendon, are listed in the table below together with certain additional information. Mr. McLendon was first elected Chairman of the Board in 1993. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.

Principal Occupations and
                                      Position
Other
Affiliations During
          Name                  (year first elected)   the
Past Five Years ------------------------------------------
- -------------------------------------

Jessica M. Bibliowicz, age 35.....President (1995)
Executive  Vice President
                                                       of
Smith   Barney  Inc.;

prior to  1994,  Director
                                                       of
Sales  and  Marketing
                                                       for
Prudential   Mutual

Funds;   prior  to  1991,

First Vice   President,

Asset Management Division
                                                       of
Shearson     Lehman

Brothers Inc.


John C. Bianchi, age 38...........Vice President and
Managing    Director   of
                                  Investment Officer
SBMFM;   prior   to  July
                                  (1993)
1993,
Managing  Director
                                                       of
Shearson     Lehman

Advisors.


Lewis E. Daidone, age 37..........Senior Vice
Managing    Director   of
                                  President
Smith
Barney Inc.;  Chief
                                  and Treasuer
Financial        Officer,
                                  (1994)
Director  and Senior Vice

President of SBMFM.


Christina T. Sydor, age 44........Secretary (1994)
Managing    Director   of


Smith Barney    Inc.;

General    Counsel    and

Secretary of SBMFM.













    The principal  business address of Ms. Sydor, Ms.
Bibliowicz,  Mr. Daidone
and Mr. Bianchi is 388 Greenwich  Street,  New York, New
York 10013. None of the
executive officers of the Fund owns any shares of the Fund.



   No  officer,  director,  or employee  of the Fund's
investment  adviser or
administrator  receives any compensation from the Fund
for serving as an officer
or director of the Fund. With the exception of Mr.
Farace, each of the Directors
also serves as a  director/trustee  or general  partner
of certain  other mutual
funds for which Smith Barney serves as distributor.  The
Fund pays each Director
who is not a director,  officer or employee of the Fund's
investment  adviser or
administrator,  a fee of $5,000 per year plus $500 per
regular meeting attended.
The Fund  pays the  Director  emeritus  a fee of  $2,500
per year plus $250 per
regular meeting attended. The Fund also reimburses each Director's actual out of pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Fund to such Directors during the fiscal year ended February 28,
1995 amounted to $40,550.




Number of Funds
Name of                            Total         Total
for which  Director
Person, Position                Compensation  Compensation
Serves within
                                 from Fund     from Fund
Fund Complex Complex -------------------------------------
- ------------------------------------------
Paolo M. Cucchi .............   $ 7,000          $17,500
2
  Director

Name of                            Total         Total
for which  Director
Person, Position                Compensation  Compensation
Serves within
                                 from Fund     from Fund
Fund Complex Complex -------------------------------------
- ------------------------------------------

Allessandro di Montezemolo...   $ 7,000         $17,500
2
   Director

Andrea Farace ...............     6,500            --
1
   Director

Paul Hardin .................     7,000          27,800+
12+
   Director

Heath B. McLendon ...........      --              --
41
   Chairman of the Board

George M. Pavia .............     7,000          17,500
2
   Director

James J. Crisona ............     6,050          67,350(#)
10(#)
   Director Emeritus

- --------
     + Reflects the compensation paid to Dr. Hardin and the number of funds within the fund complex for which Dr. Hardin serves as a director as of the date of this Proxy Statement. For the year ended December 31, 1994, Dr. Hardin served as a director of 25 funds within the fund complex and was paid $96,400.

     (#) As of January 1, 1995, James Crisona elected
Director emeritus status.



   During the fiscal year ended February 28, 1995, the Directors of the Fund met four times. Each Director attended at least 75% of the meetings held during the period they were in office. The Fund's Audit Committee is comprised of those
Directors who are not "interested persons" of the Fund as defined in the 1940
Act. The Audit Committee is responsible for recommending the selection of the
Fund's independent accountants and reviewing all audit as well as nonaudit accounting services performed for the Fund. During the fiscal year ended
February 28, 1995, the Audit Committee met once. All of the members of the Audit
Committee attended the meeting.



 Required Vote

    Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

    THE BOARD OF DIRECTORS,  INCLUDING ALL OF THE "NON-
INTERESTED"  DIRECTORS,
RECOMMENDS  THAT THE  SHAREHOLDERS  VOTE "FOR" THE
ELECTION OF NOMINEES TO THE
BOARD.



PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT
ACCOUNTANTS.

     The second proposal to be considered at the Meeting is the ratification of the selection of KPMG Peat Marwick LLP ("Peat
Marwick") as the  independent
public accountants for the Fund for the fiscal year ending
February 28, 1996.

    Coopers & Lybrand L.L.P. ("Coopers & Lybrand") served as the Fund's independent public accountants for the fiscal year ended
February 28, 1995. On
February 15, 1995, based upon the recommendation of the Audit Committee of the
Fund's Board of Directors,  and in  accordance  with
Section 32 of the 1940 Act,
and the rules thereunder,  the Board voted to appoint Peat
Marwick as the Fund's
independent accountants for the fiscal year ending
February 28, 1996.

   During the Fund's two most recent fiscal years ended
February 28, 1994 and
1995, Coopers & Lybrand's reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the same period, there were no disagreements with Coopers &
Lybrand on any matter of
accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of
Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its report.
During this period,  there
have been no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K with respect to Coopers & Lybrand.

   During the Fund's two most recent fiscal years ended
February 28, 1994 and
1995, the Fund has not consulted with Peat Marwick on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject matter of a disagreement or reportable event with Coopers & Lybrand.

     The Fund has requested Coopers & Lybrand to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Coopers &
Lybrand agrees with the statements contained in the paragraphs above. If the
Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the
Meeting and desires to ask questions of Coopers & Lybrand and Peat Marwick, the
Fund will arrange to have representatives of each present at the Meeting to respond to appropriate questions.



Required Vote

   Ratification of the selection of Peat Marwick as independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy.

    THE BOARD OF DIRECTORS,  INCLUDING ALL OF THE "NON-
INTERESTED"  DIRECTORS,
RECOMMENDS  THAT THE  SHAREHOLDERS  VOTE "FOR"
RATIFICATION OF THE SELECTION OF
INDEPENDENT ACCOUNTANTS.

                    OTHER MATTERS TO COME BEFORE THE
MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so.
If, however, any other
matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.



                   SHAREHOLDER'S REQUEST FOR SPECIAL
MEETING

     Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Director of the Fund. Meetings of shareholders for any other purpose also shall be called by the Chairman of the
Board, the President or the Secretary of the Fund when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.



                      SUBMISSION OF SHAREHOLDER PROPOSALS

   All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1996 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than February 16, 1996.


May 2, 1995





               IT IS  IMPORTANT  THAT  PROXIES BE
RETURNED PROMPTLY.
          SHAREHOLDERS  WHO DO NOT  EXPECT TO ATTEND THE
MEETING  ARE
          THEREFORE URGED TO COMPLETE, SIGN, DATE AND
RETURN THE PROXY
          CARD  AS  SOON  AS  POSSIBLE  IN THE  ENCLOSED
POSTAGE-PAID
          ENVELOPE.